Exhibit 99.1
LETTER OF TRANSMITTAL
OFFER TO EXCHANGE

Shares of Common Stock plus cash for	Shares of Common Stock plus cash for up to
any and all of the outstanding	8,550,000 units of the outstanding Equity Units,
6.50% Convertible Senior Notes Due 2012	stated amount $50.00 per unit, in the form of
(CUSIP No. 478366 AS6)	Corporate Units
(CUSIP No. 478366 602)
of
Johnson Controls, Inc.

THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON SEPTEMBER 17, 2009 UNLESS EXTENDED (SUCH DATE AND TIME FOR EACH EXCHANGE OFFER, AS MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY NOT BE WITHDRAWN AFTER THE CONVERTIBLE NOTES AND CORPORATE UNITS HAVE BEEN ACCEPTED FOR EXCHANGE.
THE EXCHANGE AGENT FOR THE EXCHANGE OFFERS IS:
Global Bondholder Services Corporation

By Hand or Overnight Delivery or Mail	By Facsimile Transmission
(Registered or Certified Mail Recommended):	(for Eligible Institutions only):

Global Bondholder Services Corporation	Global Bondholder Services Corporation
65 Broad Street, Suite 723	(212) 430-3775
New York, New York 10006	Attention: Corporate Actions
Attention: Corporate Actions	Confirm by Telephone:
(212) 430-3774
THE INFORMATION AGENT FOR THE EXCHANGE OFFERS IS:
Global Bondholder Services Corporation
Global Bondholder Services Corporation
65 Broad Street, Suite 723
New York, New York 10006
Banks and Brokers, Call Collect:
(212) 430-3774
All Others Call Toll-Free:
(866) 389-1500
DELIVERY OF THIS LETTER TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE DO NOT DELIVER THIS LETTER OR SECURITIES (AS DEFINED BELOW) TO ANYONE OTHER THAN THE INFORMATION AND EXCHANGE AGENT.
Capitalized terms used but not defined herein shall have the same meanings given to them in the Prospectus (as defined below).

          The undersigned acknowledges that he or she has received the preliminary prospectus, dated August 20, 2009 (together with any subsequent preliminary or final prospectus, the “Prospectus”), of Johnson Controls, Inc., a Wisconsin corporation (the “Company”), and this Letter of Transmittal (the “Letter”), which together constitute (a) the Company’s offer (the “Convertible Notes Exchange Offer”) to exchange any and all of its outstanding 6.50% Convertible Senior Notes due 2012 (the “Convertible Notes”) for the following consideration per $1,000 principal amount of Convertible Notes: (i) 89.3855 shares of the Company’s common stock, (ii) a cash payment of $120.00, and (iii) accrued and unpaid interest on the Convertible Notes to, but excluding, the settlement date, payable in cash (collectively, the “Convertible Notes Offer Consideration”), and (b) the Company’s offer (the “Corporate Units Exchange Offer” and together with the Convertible Notes Exchange Offer, the “Exchange Offers”) to exchange up to 8,550,000 units, or 95%, of the Company’s outstanding Equity Units, stated amount $50.00 per unit (the “Equity Units”), in the form of Corporate Units (the “Corporate Units” and together with Convertible Notes, the “Securities”) comprised of a purchase contract obligating the holder to purchase from the Company shares of its common stock, and a 1/20, or 5.0%, undivided beneficial ownership interest in $1,000 principal amount of the Company’s 11.50% Subordinated Notes due 2042 (the “Subordinated Notes”), for the following consideration per Corporate Unit: (i) 4.8579 shares of the Company’s common stock, (ii) a cash payment of $6.50, and (iii) a distribution consisting of the pro rata share of accrued and unpaid interest on the Subordinated Notes to, but excluding, the settlement date, payable in cash (collectively, the “Corporate Units Offer Consideration”).
          The Company is not tendering for any Equity Units in the form of Treasury Units (the “Treasury Units”). If you hold Treasury Units and would like to tender them for exchange pursuant to the Corporate Units Exchange Offer, then before tendering you must recreate Corporate Units from your Treasury Units as described in the Prospectus in the section entitled “The Exchange Offers—Terms of the Exchange Offers.”
          This Letter is to be completed by holders of Securities (“Holders”) if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offers — Procedures for Tendering Securities” in the Prospectus and an agent’s message (as defined below) is not delivered. There are no guaranteed delivery procedures provided for by the Company in conjunction with the Exchange Offers. The Company will accept Securities for exchange pursuant to the Exchange Offers only after the information and exchange agent identified on the first page of this Letter (the “Information and Exchange Agent”) timely receives, on or prior to the applicable Expiration Date, (a) a timely book-entry confirmation that Securities have been transferred into the Information and Exchange Agent’s account at The Depository Trust Company (“DTC”); and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message. The term “agent’s message” means a message, transmitted by DTC to and received by the Information and Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a participant of DTC tendering Securities that are the subject of the book-entry confirmation that the participant has received and agrees to be bound by the terms of this Letter, and that the Company may enforce that agreement against the participant. Delivery of documents to DTC does not constitute delivery to the Information and Exchange Agent.
          The Company reserves the right, at any time, or from time to time, to extend either or both of the Exchange Offers and to amend any of the terms and conditions of either or both of the Exchange Offers, other than conditions required by applicable law, at its discretion. The Company will notify the Holders of the Securities of any extension promptly by oral (to be confirmed in writing) or written notice thereof. The Company may extend or terminate the Convertible Notes Exchange Offer without extending or terminating the Corporate Units Exchange Offer, and the Company may extend or terminate the Corporate Units Exchange Offer without extending or terminating the Convertible Notes Exchange Offer.
          Please read this entire Letter and the Prospectus carefully before checking any box below. The instructions included in this Letter must be followed.

          The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offers.
          List in the tables provided below the Securities to which this Letter relates. If the space provided below is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this Letter.
          TENDERING HOLDERS OF CONVERTIBLE NOTES COMPLETE THIS BOX:

DESCRIPTION OF
CONVERTIBLE NOTES
(CUSIP NO.
478366 AS6)	1	2	3
Name(s) and Address(es)		Aggregate
of Registered	Certificate	Principal Amount	Principal Amount
Holder(s)	Number(s)*	Represented	Tendered**

*	Need not be completed by Holders tendering by book-entry transfer.

**	Convertible Notes may be tendered in whole or in part in multiples of $1,000. Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Convertible Notes indicated in column 2.
          TENDERING HOLDERS OF CORPORATE UNITS COMPLETE THIS BOX:

DESCRIPTION OF
CORPORATE UNITS
(CUSIP NO.
478366 602)	1	2	3
Name(s) and Address(es)		Aggregate	Number of
of Registered	Certificate	Number of	Corporate Units
Holder(s)*	Number(s)**	Corporate Units	Tendered***

Total

*	List in the order of priority in which Corporate Units are to be purchased if the Company is required to prorate. See “The Exchange Offers — Proration and Priority of Exchanges” in the Prospectus.

**	Need not be completed by Holders tendering by book-entry transfer.

***	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Corporate Units indicated in column 2.
     The certificate numbers, names and addresses of the Holders should be printed exactly as they appear on the certificate representing Securities tendered hereby.

☐	CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK9ENTRY TRANSFER MADE TO THE RELEVANT ACCOUNT MAINTAINED BY THE INFORMATION AND EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
          Upon the terms and subject to the conditions of the Exchange Offers (and if either or both of the Exchange Offers are extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the above described Securities in exchange for the Convertible Notes Offer Consideration and/or the Corporate Units Offer Consideration (collectively, the “Offer Consideration”), as applicable. Subject to, and effective upon, the acceptance for exchange of the Securities tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Securities as are being tendered hereby.
          The undersigned understands that the undersigned’s tender of Securities pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company.
          The undersigned hereby irrevocably constitutes and appoints the Information and Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such Securities, with full power of substitution, among other things, to cause the Securities to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Securities and to acquire the Offer Consideration issuable upon the exchange of such Securities, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.
          The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section entitled “The Exchange Offers—Withdrawal Rights” of the Prospectus.
          The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with “U.S. Persons” and “persons subject to the jurisdiction of the United States” by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.
          THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “TENDERING HOLDERS OF CONVERTIBLE NOTES COMPLETE THIS BOX” OR “TENDERING HOLDERS OF CORPORATE UNITS COMPLETE THIS BOX” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SECURITIES AS SET FORTH IN THE SECTIONS ABOVE.
          Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, please issue and deliver the Offer Consideration issued in exchange for the Securities accepted for exchange, and return any Securities not tendered or not accepted, in the name(s) of the undersigned (or credit such Securities to the undersigned’s account at DTC, as applicable). If the Offer Consideration is to be issued to a person other than the person(s) signing this Letter, or if the Offer Consideration is to be deposited to an account different from the accounts of the person(s) signing this Letter, the appropriate boxes of this Letter should be completed. If Securities are surrendered by Holder(s) that have completed either the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, signature(s) on this Letter must be guaranteed (see Instruction 2). The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” or “Special Delivery Instructions” to transfer or deliver any Securities from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Securities so tendered for exchange.

          The undersigned understands that the delivery and surrender of the Securities is not effective, and the risk of loss of the Securities does not pass to the Information and Exchange Agent, until receipt, on or prior to the applicable Expiration Date, by the Information and Exchange Agent of (a) a timely book-entry confirmation that Securities have been transferred into the Information and Exchange Agent’s account at DTC; and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of Securities will be determined by the Company, in its sole discretion, which determination shall be final and binding.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
To be completed ONLY (i) if Securities in an amount not tendered, or Offer Consideration issued in exchange for Securities accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Securities tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than to the account indicated above.
Issue	☐ Offer Consideration to:
☐ unexchanged Securities to:
(check as applicable)
Name(s)
(Please Type or Print)

(Please Type or Print)
Address

(Including Zip Code)
(Complete Substitute Form W-9)
Credit the following delivered by book-entry transfer to the DTC account set forth below.
☐ Offer Consideration:
☐ unexchanged Securities:
(check as applicable)

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
To be completed ONLY (i) if Securities in an amount not tendered, or Offer Consideration issued in exchange for Securities accepted for exchange, are to be delivered to someone other than the registered Holder of the Securities whose name(s) appear(s) above, or such registered Holder at an address other than that shown above.
Deliver	☐ Offer Consideration to:
☐ unexchanged Securities to:
(check as applicable)
Name(s)
(Please Type or Print)

(Please Type or Print)
Address

(Including Zip Code)
(Complete Substitute Form W-9)
IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE INFORMATION AND EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE APPLICABLE EXPIRATION DATE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Substitute Form W-9 below)

x		,2009

x		,2009
	(Signature(s) of Owners(s))	(Date)
Area Code and Telephone
Number:
          If a Holder is tendering any Securities, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Securities or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.
Name(s):

(Please Type or Print)
Capacity (full title):
Address:
(Including Zip Code)
Tax Identification or Social Security Number:

SIGNATURE GUARANTEE
(If required by Instruction 2)
Signature(s) Guaranteed by
an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)
Dated:                       , 2009

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE
EXCHANGE OFFERS
          1. Delivery of this Letter; No Guaranteed Delivery Procedures. This Letter is to be completed by Holders of Securities if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offers — Procedures for Tendering Securities” in the Prospectus and an agent’s message (as defined below) is not delivered. There are no guaranteed delivery procedures provided for by the Company in conjunction with the Exchange Offers. The Company will accept Securities for exchange pursuant to the Exchange Offers only after the Information and Exchange Agent timely receives, on or prior to the applicable Expiration Date, (a) a timely book-entry confirmation that Securities have been transferred into the Information and Exchange Agent’s account at DTC; and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message.
          THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AND EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
          The delivery of the Securities and all other required documents will be deemed made only when confirmed by the Information and Exchange Agent.
          See “The Exchange Offers” section of the Prospectus.
          2. Signatures on this Letter; Unit and Bond Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered Holder of the Securities tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Securities in the DTC system without any change whatsoever.
          If any tendered Securities are owned of record by two or more joint owners, all of such owners must sign this Letter.
          If any tendered Securities are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.
          When this Letter is signed by the registered Holder(s) of the Securities specified herein and tendered hereby, no separate unit or bond powers are required. If, however, the Offer Consideration is to be issued to a person other than the registered Holder, then separate unit or bond powers are required.
          If this Letter or any unit or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.
          Signatures on unit and bond powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).
          Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Securities are tendered: (i) by a registered Holder of Securities (including any participant in the DTC system whose name appears on a security position listing as the Holder of such Securities) who has not completed the box entitled either “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

          3. Special Issuance and Delivery Instructions. If Offer Consideration and/or unexchanged Securities are to be issued in the name of a person other than the signer of this Letter, or if Offer Consideration and/or unexchanged Securities are to be sent to someone other than the signer of this Letter or to an address other than that of the signer of this Letter, the appropriate boxes on this Letter should be completed. Certificates for Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated by the signer maintained at DTC. If no such instructions are given, such Securities not exchanged will be credited to the proper account maintained at DTC. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.
          4. Important Tax Information. Under current U.S. federal income tax law, a Holder whose tendered Securities are accepted for exchange may be subject to backup withholding unless the Holder provides the Information and Exchange Agent with either (i) such Holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service (“IRS”) that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified the Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder’s social security number. If the Information and Exchange Agent is not provided with the correct TIN, the Holder may be subject to certain penalties imposed by the IRS.
          Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Information and Exchange Agent a properly completed IRS Form W-8BEN, W-8ECI, W-8IMY or W-8EXP, as applicable, (which the Information and Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder’s exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.
          Failure to complete the Substitute Form W-9 may require the Company to backup withhold 28 percent (or such other rate specified by the Internal Revenue Code of 1986, as amended (the “Code”)) of the amount of any payments made to the Holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.
          NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
          5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Securities to it or its order pursuant to the Exchange Offers, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the Securities. If, however, any Securities not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of such Securities, any shares of common stock are to be delivered to, or issued in the name of, or if any person other than the registered Holder of the Securities tendered hereby, or if tendered Securities are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Securities pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.
          6. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus in accordance with applicable law.

          7. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Securities have been lost, destroyed or stolen, the Holder should promptly notify the Information and Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.
          8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Securities, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Securities for exchange.
          Neither the Company, the Information and Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Securities nor shall any of them incur any liability for failure to give any such notice.
          9. Partial Tenders. Tenders of Convertible Notes will be accepted only in integral multiples of $1,000. If less than all the Securities evidenced by any certificates submitted (including via DTC) are to be tendered, fill in the principal amount of Convertible Notes or number of Corporate Units that is to be tendered in the box entitled “Tendering Holders of Convertible Notes Complete this Box” or “Tendering Holders of Corporate Units Complete this Box,” as applicable. In such case, new certificate(s) for the remainder of the Securities that was evidenced by your old certificate(s) will only be sent to the Holder of the Securities (unless the box entitled “Special Delivery Instructions” is checked) promptly after the expiration of the applicable Exchange Offer. All Securities represented by certificates delivered to the Information and Exchange Agent will be deemed to have been tendered unless otherwise indicated.
          10. Withdrawal Rights. Tenders of Securities may be withdrawn (i) at any time prior to 11:59 p.m., New York City time, on the applicable Expiration Date or (ii) if not previously returned by the Company, after 40 business days from the commencement of the Exchange Offers if the Company has not accepted the tendered Securities for exchange by that date. You may also validly withdraw Securities that you tender if the Exchange Offers are terminated without any Securities being accepted or as required by applicable law. If such termination occurs, the Securities will be returned to the tendering Holder promptly.
          For a withdrawal of a tender of Securities to be effective, a written notice of withdrawal, sent by facsimile transmission, receipt confirmed by telephone, or letter, or a computer generated notice of withdrawal transmitted by DTC on behalf of the Holder in accordance with the standard operating procedure of DTC, must be received by the Information and Exchange Agent at the address set forth above prior to 11:59 p.m., New York City time, on the applicable Expiration Date or after 40 business days from the commencement of the Exchange Offers if the Company has not accepted the tendered Securities for exchange by that date. Any such notice of withdrawal must (i) specify the name of the person that tendered the Securities to be withdrawn, (ii) identify the Securities to be withdrawn, including the certificate number or numbers, (iii) specify the principal amount or number of units to be withdrawn, (iv) include a statement that the Holder is withdrawing its election to have the securities exchanged; (v) be signed by the Holder in the same manner as the original signature on this Letter by which the Securities were tendered or as otherwise described above, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee under the indenture with respect to the Convertible Notes or the purchase contract agent under the purchase contract and pledge agreement with respect to the Corporate Units, register the transfer of the Securities into the name of the person withdrawing the tender; and (vi) specify the name in which any of the Securities are to be registered, if different from that of the person that tendered the securities.
          A Holder who validly withdraws previously tendered Securities prior to the applicable Expiration Date and does not validly re-tender Securities prior to the applicable Expiration Date will not receive the Offer Consideration. A Holder of Securities who validly withdraws previously tendered Securities prior to the applicable Expiration Date and validly re-tenders Securities prior to the applicable Expiration Date will receive the Offer Consideration. If the Securities to be withdrawn have been delivered or otherwise identified to the Information and Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Information and Exchange Agent of written or facsimile transmission of the notice of withdrawal (or receipt of a request via DTC) even if physical release is not yet effected. A withdrawal of Securities can only be accomplished in accordance with the foregoing procedures. The Company will have the right, which it may waive, to reject the defective withdrawal of Securities as invalid and ineffective. If the Company waives its rights to reject a defective withdrawal of Securities, subject to the other terms and conditions set forth in this Letter and in the Prospectus, the Holder’s Securities will be withdrawn and the Holder will not be entitled to the Offer Consideration. If the Holder withdraws the Securities, the Holder will have the right to re-tender them prior to the applicable Expiration Date in accordance with the procedures described above and in the Prospectus for tendering outstanding Securities.
          11. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Securities, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offers set forth in the Prospectus under “The Exchange Offers — Conditions to the Exchange Offers” or any conditions or irregularities in any tender of Securities of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Exchange Offers (including this Letter and the instructions hereto) will be final and binding. No tender of Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Information and Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.
          12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering may be directed to the Information and Exchange Agent, at the address and telephone number indicated above. The joint-lead dealer managers for the Exchange Offers are Banc of America Securities LLC and Barclays Capital Inc., and the co-dealer manager for the Exchange Offers is Citigroup Global Markets Inc. Requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Information and Exchange Agent.

PAYOR’S NAME: Global Bondholder Services Corporation

   Payee’s Name:

   Payee’s Business Name (if different from above):

   Payee’s Address:

Mark Appropriate Box:	☐ Limited Liability Company Enter appropriate tax classification	☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership	☐ Other
☐ disregarded entity ☐ corporation ☐ partnership

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number (If awaiting TIN write “Applied For”)

Part II — For Payees exempt from backup withholding, write “Exempt” here and sign and date below (see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein)

Part III — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2)   I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) of Part III above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute From W-9.)

	SIGNATURE:	DATE:
NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE:	DATE:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
          GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the name and
For this type of account:		SOCIAL SECURITY number of —

1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

Give the name and EMPLOYER
For this type of account:		IDENTIFICATION number of —

6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

7.	Corporate or LLC electing corporate status on Form 8832	The corporation

8.	Disregarded entity not owned by an individual	The owner

9.	Partnership or multi-member LLC	The partnership

10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the second line. You may use your Social Security Number or Employer Identification Number. If you are a sole proprietor, the IRS encourages you to use your Social Security Number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.
NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.
Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:
•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or any individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	A trust exempt from tax under section 664 or described in section 4947.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty For Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFERS IS:
Global Bondholder Services Corporation

By Hand or Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for Eligible Institutions only):

Global Bondholder Services Corporation	Global Bondholder Services Corporation
65 Broad Street, Suite 723	(212) 430-3775
New York, New York 10006	Attention: Corporate Actions
Attention: Corporate Actions	Confirm by Telephone:
(212) 430-3774
THE INFORMATION AGENT FOR THE EXCHANGE OFFERS IS:
Global Bondholder Services Corporation
Global Bondholder Services Corporation
65 Broad Street, Suite 723
New York, New York 10006
Banks and Brokers, Call Collect:
(212) 430-3774
All Others Call Toll-Free:
(866) 389-1500
          Additional copies of this prospectus, this Letter or other tender offer materials may be obtained from the Information and Exchange Agent and will be furnished at our expense. Questions and requests for assistance regarding the tender of your securities should be directed to the Information and Exchange Agent.
THE JOINT-LEAD DEALER MANAGERS FOR THE EXCHANGE OFFERS ARE:

Banc of America Securities LLC Debt Advisory Services	Barclays Capital Inc. Liability Management Group
One Bryant Park	745 7th Avenue
New York, New York 10036	New York, New York 10019
(888) 292-0070 (toll-free) (646) 855-3401 (collect)	(800) 438-3242 (toll-free) (212) 528-7581 (collect)
THE CO-DEALER MANAGER FOR THE EXCHANGE OFFERS IS:
Citigroup Global Markets Inc.
          Questions and requests for information regarding the terms of the Exchange Offers should be directed to the joint-lead dealer managers.